Goodwill	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Goodwill
12.	Goodwill

	2017	2016
	$	$
Cost
Balance at January 1,	-	50,276
Acquired during the year	92,591	-
Disposal due to sale	-	(50,276)
Balance at December 31,	92,591	-

As a result of the preliminary purchase price allocation for the Integra acquisition, the Company recognized goodwill of $92,591 during the year (note 5a). The Company will continue to review information and perform further analysis with respect to these assets, prior to finalizing the allocation of the purchase price.

There has been no goodwill impairment recorded for the years ended December 31, 2017 and 2016.

Impairment tests for goodwill

Goodwill is tested for impairment annually and when circumstances indicate that the carrying value may not be recoverable. Impairment is determined for goodwill by assessing the recoverable amount of each CGU or group of CGUs to which the goodwill relates. Where the recoverable amount of the CGU is less than its carrying amount including goodwill, an impairment loss is recognised. Impairment losses relating to goodwill cannot be reversed in future periods. As of December 31, 2017 all goodwill relates to Integra.

The key assumptions used for assessing the recoverable amount of goodwill in Integra are as follows:

Gold price ($/oz)	$1,300
Silver price ($/oz)	$16 - $18
Discount rate	7%

The values assigned to the key assumptions represented management’s assessment of future trends in the gold mining industry and in the global economic environment. The assumptions used were management’s best estimates and were based on both current and historical information from external and internal sources.